Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Patrick Scanlan 212.810.3622

BlackRock Reports Second Quarter 2025 Diluted EPS of $10.19, or $12.05 as adjusted
New York, July 15, 2025 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and six months ended June 30, 2025.

$152 billion of year-to-date total net inflows led by a record first half for iShares® ETFs, alongside private markets and cash net inflows

$68 billion of quarterly total net inflows reflect impact of a single institutional client's $52 billion lower-fee index partial redemption

13% increase in revenue year-over-year reflects positive impact of markets, organic base fee growth and fees related to the GIP Transaction, as well as higher technology services and subscription revenue, partially offset by lower performance fees

4% decrease in year-over-year GAAP operating income primarily as a result of noncash acquisition-related expenses, which have been excluded from as-adjusted results

12% increase in year-over-year as adjusted operating income

2% increase in diluted EPS year-over-year (16% as adjusted) also reflects higher nonoperating income, partially offset by a higher effective tax rate and a higher diluted share count in the current quarter

$375 million of share repurchases in the current quarter

Closed acquisition of HPS Investment Partners on July 1st, adding $165 billion of client AUM and $118 billion of fee-paying AUM

Laurence D. Fink, Chairman and CEO:

“For many years, BlackRock has worked to serve the ambitions of each and every client around the world – from the largest asset owners to individuals just getting their start with investing. We design and deliver strategies and products that fit their unique long-term needs and aspirations. We deliver in the way that best serves each client, whether it’s through whole portfolio solutions, opportunistic investments, or customized models and SMAs.

“Our expanding client relationships are resonating in higher, more diversified organic base fee growth. We generated 6% organic base fee growth for the second quarter and the first half of 2025, and 7% over the last twelve months.

“BlackRock’s sustained growth has been powered by our whole portfolio approach, being the first firm to bring together active and index at scale. And now we’re building on our foundational platform to redefine the whole portfolio once again by integrating public and private markets across asset management and technology.

“iShares ETFs had a record first half in flows, and technology ACV growth reached a fresh high of 16%. This core strength, alongside client demand for private markets, digital assets, Aperio, and our tech and data-driven systematic strategies, propelled another consecutive quarter of above-target organic base fee growth and record AUM of $12.5 trillion.

“We surpassed the fundraising target for GIP’s fifth flagship, raising $25.2 billion and delivering the largest-ever client capital raise in a private infrastructure fund. We announced the development of a custom target date fund glidepath that strategically allocates across public and private markets. And we’re attracting a new and increasingly global generation of investors through things like our digital assets offerings and recently launched funds in India through our joint venture Jio BlackRock.

“Our comprehensive platform and the depth of our client relationships set us apart from traditional or private markets firms in the industry. Our recent closing of HPS will help us build even more with clients as we head into our seasonally strongest second half of the year. These are just the early days in our next phase of even stronger growth.”

FINANCIAL RESULTS			NET FLOW HIGHLIGHTS(1)
	Q2	Q2		Q2	YTD
(in millions, except per share data)	2025	2024	(in billions)	2025	2025
AUM	$12,527,590	$10,645,721	Long-term net flows:	$46	$129
% change	18%
Average AUM	$11,974,829	$10,457,851	By region:
% change	15%		Americas	$69	$119
Total net flows	$67,737	$81,565	EMEA	29	66
			APAC	(52)	(56)
GAAP basis:
Revenue	$5,423	$4,805	By client type:
% change	13%
Operating income	$1,731	$1,800	Retail:	$2	$15
% change	(4)%		US	(1)	6
Operating margin	31.9%	37.5%	International	3	9
Net income(1)	$1,593	$1,495
% change	7%		ETFs:	$85	$192
Diluted EPS	$10.19	$9.99	Active	11	20
% change	2%		Core equity	-	45
Weighted-average			Digital assets	14	17
diluted shares	156.3	149.7	Fixed income	42	70
% change	4%		Precision & other	18	40

As Adjusted(2):			Institutional:	$(41)	$(78)
Operating income	$2,099	$1,881	Active	7	15
% change	12%		Index	(48)	(93)
Operating margin	43.3%	44.1%
Net income(1)	$1,883	$1,550	Cash management net flows	$22	$23
% change	21%
Diluted EPS	$12.05	$10.36
% change	16%		Total net flows	$68	$152
_________________________			_________________________

(1)   Net income represents net income attributable to BlackRock, Inc.
(2)   See pages 14 through 16 for the reconciliation to accounting principles generally accepted in the United States ("GAAP") and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

			(1) Totals may not add due to rounding.

BUSINESS RESULTS

					Q2 2025
			Q2 2025		Base fees(1)
			Base fees(1)	June 30, 2025	and securities
	Q2 2025	June 30, 2025	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY PRODUCT TYPE
Equity	$28,781	$6,905,438	$2,123	54%	48%
Fixed income	(4,664)	3,087,297	945	25%	21%
Multi-asset	(6,743)	1,076,709	319	8%	7%
Alternatives:
Private markets	6,819	215,244	499	2%	11%
Liquid alternatives	2,948	86,670	157	1%	4%
Alternatives subtotal	9,767	301,914	656	3%	15%
Digital assets	14,139	79,551	40	1%	1%
Currency and commodities(2)	4,509	106,980	67	1%	1%
Long-term	45,789	11,557,889	4,150	92%	93%
Cash management	21,948	969,701	304	8%	7%
Total	$67,737	$12,527,590	$4,454	100%	100%
RESULTS BY CLIENT TYPE
Retail	$1,957	$1,100,997	$1,053	9%	24%
ETFs	84,860	4,748,768	1,875	38%	42%
Institutional:
Active	6,727	2,277,877	981	18%	22%
Index	(47,755)	3,430,247	241	27%	5%
Institutional subtotal	(41,028)	5,708,124	1,222	45%	27%
Long-term	45,789	11,557,889	4,150	92%	93%
Cash management	21,948	969,701	304	8%	7%
Total	$67,737	$12,527,590	$4,454	100%	100%
RESULTS BY INVESTMENT STYLE
Active	$1,413	$3,051,873	$1,962	24%	44%
ETFs	84,860	4,748,768	1,875	38%	42%
Non-ETF index	(40,484)	3,757,248	313	30%	7%
Long-term	45,789	11,557,889	4,150	92%	93%
Cash management	21,948	969,701	304	8%	7%
Total	$67,737	$12,527,590	$4,454	100%	100%

(1)
Base fees include investment advisory and administration fees.
(2)
Amounts include commodity exchange-traded funds ("ETFs") and exchange-traded products ("ETPs").

INVESTMENT PERFORMANCE AT June 30, 2025(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	73%	84%	83%
Tax-exempt	30%	61%	64%
Index AUM within or above applicable tolerance	96%	99%	100%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	40%	75%	54%
Systematic	47%	95%	93%
Index AUM within or above applicable tolerance	95%	99%	100%

(1)
Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 18 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Tuesday, July 15, 2025 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (786) 460-7166, or from outside the United States, (800) 401-3551, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 1723819). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Tuesday, July 15, 2025. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2025	2024	Change		2025	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$4,283	$3,721	$562		$4,244	$39
Securities lending revenue	171	154	17		157	14
Total investment advisory, administration fees and securities lending revenue	4,454	3,875	579		4,401	53
Investment advisory performance fees	94	164	(70)		60	34
Technology services and subscription revenue	499	395	104		436	63
Distribution fees	320	318	2		321	(1)
Advisory and other revenue	56	53	3		58	(2)
Total revenue	5,423	4,805	618		5,276	147

Expense
Employee compensation and benefits	1,764	1,503	261		1,741	23
Sales, asset and account expense:
Distribution and servicing costs	576	539	37		570	6
Direct fund expense	441	358	83		392	49
Sub-advisory and other	46	32	14		47	(1)
Total sales, asset and account expense	1,063	929	134		1,009	54
General and administration expense	689	534	155		711	(22)
Restructuring charge	39	-	39		-	39
Amortization of intangible assets	137	39	98		117	20
Total expense	3,692	3,005	687		3,578	114

Operating income	1,731	1,800	(69)		1,698	33

Nonoperating income (expense)
Net gain (loss) on investments	550	162	388		58	492
Interest and dividend income	144	178	(34)		173	(29)
Interest expense	(173)	(126)	(47)		(166)	(7)
Total nonoperating income (expense)	521	214	307		65	456

Income before income taxes	2,252	2,014	238		1,763	489
Income tax expense	587	477	110		248	339
Net income	1,665	1,537	128		1,515	150
Less:
Net income (loss) attributable to noncontrolling interests	72	42	30		5	67
Net income attributable to BlackRock, Inc.	$1,593	$1,495	$98		$1,510	$83

Weighted-average common shares outstanding
Basic	154.9	148.4	6.4		155.0	(0.2)
Diluted	156.3	149.7	6.6		156.6	(0.4)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$10.29	$10.07	$0.22		$9.74	$0.55
Diluted	$10.19	$9.99	$0.20		$9.64	$0.55
Cash dividends declared and paid per share	$5.21	$5.10	$0.11		$5.21	$-

Supplemental information:

AUM (end of period)	$12,527,590	$10,645,721	$1,881,869		$11,583,928	$943,662
Shares outstanding (end of period)	154.8	148.2	6.6		155.0	(0.3)
GAAP:
Operating margin	31.9%	37.5%	(560)	bps	32.2%	(30)	bps
Effective tax rate	26.9%	24.2%	270	bps	14.1%	1,280	bps
As adjusted:
Operating income (1)	$2,099	$1,881	$218		$2,032	$67
Operating margin (1)	43.3%	44.1%	(80)	bps	43.2%	10	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$404	$165	$239		$75	$329
Net income attributable to BlackRock, Inc. (3)	$1,883	$1,550	$333		$1,770	$113
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$12.05	$10.36	$1.69		$11.30	$0.75
Effective tax rate	24.8%	24.2%	60	bps	16.0%	880	bps

See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Six Months Ended
	June 30,
	2025	2024	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$8,527	$7,348	$1,179
Securities lending revenue	328	305	23
Total investment advisory, administration fees and securities lending revenue	8,855	7,653	1,202
Investment advisory performance fees	154	368	(214)
Technology services and subscription revenue	935	772	163
Distribution fees	641	628	13
Advisory and other revenue	114	112	2
Total revenue	10,699	9,533	1,166

Expense
Employee compensation and benefits	3,505	3,083	422
Sales, asset and account expense:
Distribution and servicing costs	1,146	1,057	89
Direct fund expense	833	696	137
Sub-advisory and other	93	64	29
Total sales, asset and account expense	2,072	1,817	255
General and administration expense	1,400	1,063	337
Restructuring charge	39	-	39
Amortization of intangible assets	254	77	177
Total expense	7,270	6,040	1,230

Operating income	3,429	3,493	(64)

Nonoperating income (expense)
Net gain (loss) on investments	608	333	275
Interest and dividend income	317	319	(2)
Interest expense	(339)	(218)	(121)
Total nonoperating income (expense)	586	434	152

Income before income taxes	4,015	3,927	88
Income tax expense	835	767	68
Net income	3,180	3,160	20
Less:
Net income (loss) attributable to noncontrolling interests	77	92	(15)
Net income attributable to BlackRock, Inc.	$3,103	$3,068	$35

Weighted-average common shares outstanding
Basic	155.0	148.6	6.4
Diluted	156.4	149.9	6.6
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$20.03	$20.65	$(0.62)
Diluted	$19.83	$20.47	$(0.64)
Cash dividends declared and paid per share	$10.42	$10.20	$0.22

Supplemental information:

AUM (end of period)	$12,527,590	$10,645,721	$1,881,869
Shares outstanding (end of period)	154.8	148.2	6.6
GAAP:
Operating margin	32.0%	36.6%	(460)	bps
Effective tax rate	21.2%	20.0%	120	bps
As adjusted:
Operating income (1)	$4,131	$3,656	$475
Operating margin (1)	43.2%	43.1%	10	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$479	$304	$175
Net income attributable to BlackRock, Inc. (3)	$3,653	$3,023	$630
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$23.35	$20.17	$3.18
Effective tax rate	20.8%	23.7%	(290)	bps

See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Product Type
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2025	AUM(3)
Equity	$6,204,549	$28,781	$-	$594,781	$77,327	$6,905,438	$6,497,393
Fixed income	3,006,670	(4,664)	(543)	30,932	54,902	3,087,297	3,024,167
Multi-asset	1,002,681	(6,743)	-	60,155	20,616	1,076,709	1,033,261
Alternatives:
Private markets	212,354	6,819	(6,474)	(1,068)	3,613	215,244	214,708
Liquid alternatives	79,356	2,948	(29)	3,769	626	86,670	82,849
Alternatives subtotal	291,710	9,767	(6,503)	2,701	4,239	301,914	297,557
Digital assets	50,329	14,139	-	15,077	6	79,551	65,710
Currency and commodities(4)	97,355	4,509	-	4,771	345	106,980	101,838
Long-term	10,653,294	45,789	(7,046)	708,417	157,435	11,557,889	11,019,926
Cash management	930,634	21,948	-	3,031	14,088	969,701	954,903
Total	$11,583,928	$67,737	$(7,046)	$711,448	$171,523	$12,527,590	$11,974,829

Current Quarter Component Changes by Client Type and Product Type (Long-Term)
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2025	AUM(3)
Retail:
Equity	$502,678	$797	$-	$45,593	$8,765	$557,833	$525,736
Fixed income	323,508	569	-	3,825	5,722	333,624	327,191
Multi-asset	153,420	(1,845)	-	10,444	833	162,852	156,711
Private markets	16,017	767	(476)	117	398	16,823	16,571
Liquid alternatives	27,257	1,669	-	760	179	29,865	28,556
Retail subtotal	1,022,880	1,957	(476)	60,739	15,897	1,100,997	1,054,765
ETFs:
Equity	3,111,438	22,066	-	298,889	22,724	3,455,117	3,245,785
Fixed income	1,039,115	43,617	-	7,451	11,041	1,101,224	1,065,853
Multi-asset	10,603	475	-	633	215	11,926	11,210
Digital assets	50,329	14,139	-	15,077	6	79,551	65,710
Commodities	91,276	4,563	-	4,891	220	100,950	95,843
ETFs subtotal	4,302,761	84,860	-	326,941	34,206	4,748,768	4,484,401
Institutional:
Active:
Equity	217,390	(217)	-	19,634	5,291	242,098	228,535
Fixed income	853,873	4,995	(543)	12,286	11,321	881,932	866,013
Multi-asset	835,479	(5,382)	-	48,983	19,541	898,621	862,105
Private markets	196,337	6,052	(5,998)	(1,185)	3,215	198,421	198,137
Liquid alternatives	52,099	1,279	(29)	3,009	447	56,805	54,293
Active subtotal	2,155,178	6,727	(6,570)	82,727	39,815	2,277,877	2,209,083
Index	3,172,475	(47,755)	-	238,010	67,517	3,430,247	3,271,677
Institutional subtotal	5,327,653	(41,028)	(6,570)	320,737	107,332	5,708,124	5,480,760
Long-term	$10,653,294	$45,789	$(7,046)	$708,417	$157,435	$11,557,889	$11,019,926

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2025	AUM(3)
Active:
Equity	$458,656	$(4,581)	$-	$41,315	$9,164	$504,554	$477,538
Fixed income	1,149,891	3,454	(543)	15,697	15,449	1,183,948	1,163,331
Multi-asset	988,884	(7,227)	-	59,426	20,374	1,061,457	1,018,800
Private markets	212,354	6,819	(6,474)	(1,068)	3,613	215,244	214,708
Liquid alternatives	79,356	2,948	(29)	3,769	626	86,670	82,849
Active subtotal	2,889,141	1,413	(7,046)	119,139	49,226	3,051,873	2,957,226
ETFs:
Equity	3,111,438	22,066	-	298,889	22,724	3,455,117	3,245,785
Fixed income	1,039,115	43,617	-	7,451	11,041	1,101,224	1,065,853
Multi-asset	10,603	475	-	633	215	11,926	11,210
Digital assets	50,329	14,139	-	15,077	6	79,551	65,710
Commodities	91,276	4,563	-	4,891	220	100,950	95,843
ETFs subtotal	4,302,761	84,860	-	326,941	34,206	4,748,768	4,484,401
Non-ETF index	3,461,392	(40,484)	-	262,337	74,003	3,757,248	3,578,299
Long-term	$10,653,294	$45,789	$(7,046)	$708,417	$157,435	$11,557,889	$11,019,926

Current Quarter Component Changes by Private Markets Product Type (Long-Term)
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2025	AUM(3)
Private markets:
Infrastructure	$108,371	$3,383	$(774)	$43	$1,300	$112,323	$110,365
Private equity	36,562	1,045	(4,186)	103	219	33,743	36,173
Private credit	33,686	2,264	(1,096)	(30)	1,161	35,985	34,675
Real estate	26,076	(65)	(366)	(1,171)	802	25,276	25,701
Multi-alternatives	7,659	192	(52)	(13)	131	7,917	7,794
Total private markets	$212,354	$6,819	$(6,474)	$(1,068)	$3,613	$215,244	$214,708

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Product Type(1)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2024	(outflows)	Realizations(2)	change	impact(3)	2025	AUM(4)
Equity	$6,310,191	$48,096	$-	$425,528	$121,623	$6,905,438	$6,463,741
Fixed income	2,905,669	33,073	(1,261)	64,053	85,763	3,087,297	2,992,838
Multi-asset	992,921	1,802	-	53,385	28,601	1,076,709	1,022,719
Alternatives:
Private markets	211,974	13,964	(13,475)	(2,481)	5,262	215,244	212,414
Liquid alternatives	76,390	5,102	(29)	4,369	838	86,670	80,773
Alternatives subtotal	288,364	19,066	(13,504)	1,888	6,100	301,914	293,187
Digital assets	55,306	17,493	-	6,746	6	79,551	61,834
Currency and commodities(5)	78,137	9,612	-	18,733	498	106,980	93,879
Long-term	10,630,588	129,142	(14,765)	570,333	242,591	11,557,889	10,928,198
Cash management	920,663	22,765	-	5,542	20,731	969,701	939,075
Total	$11,551,251	$151,907	$(14,765)	$575,875	$263,322	$12,527,590	$11,867,273

Year-to-Date Component Changes by Client Type and Product Type (Long-Term)(1)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2024	(outflows)	Realizations(2)	change	impact(3)	2025	AUM(4)
Retail:
Equity	$505,118	$8,141	$-	$31,396	$13,178	$557,833	$522,323
Fixed income	318,641	1,360	-	5,726	7,897	333,624	325,253
Multi-asset	150,978	1,005	-	9,670	1,199	162,852	155,305
Private markets	15,749	1,094	(655)	47	588	16,823	16,238
Liquid alternatives	24,735	3,474	-	1,383	273	29,865	27,285
Retail subtotal	1,015,221	15,074	(655)	48,222	23,135	1,100,997	1,046,404
ETFs:
Equity	3,106,398	87,064	-	230,091	31,564	3,455,117	3,213,790
Fixed income	985,652	77,390	-	22,432	15,750	1,101,224	1,041,285
Multi-asset	10,734	308	-	665	219	11,926	10,964
Digital assets	55,306	17,493	-	6,746	6	79,551	61,834
Commodities	72,285	10,014	-	18,390	261	100,950	87,909
ETFs subtotal	4,230,375	192,269	-	278,324	47,800	4,748,768	4,415,782
Institutional:
Active:
Equity	218,848	1,678	-	13,491	8,081	242,098	226,527
Fixed income	840,328	(1,562)	(1,261)	27,486	16,941	881,932	858,235
Multi-asset	828,039	485	-	42,961	27,136	898,621	853,240
Private markets	196,225	12,870	(12,820)	(2,528)	4,674	198,421	196,176
Liquid alternatives	51,655	1,628	(29)	2,986	565	56,805	53,488
Active subtotal	2,135,095	15,099	(14,110)	84,396	57,397	2,277,877	2,187,666
Index	3,249,897	(93,300)	-	159,391	114,259	3,430,247	3,278,346
Institutional subtotal	5,384,992	(78,201)	(14,110)	243,787	171,656	5,708,124	5,466,012
Long-term	$10,630,588	$129,142	$(14,765)	$570,333	$242,591	$11,557,889	$10,928,198

(1)
Beginning in the first quarter of 2025, BlackRock updated the presentation of the Company's AUM line items. Such line items have been reclassified for 2024 to conform to this new presentation.
(2)
Realizations represent return of capital/return on investments.
(3)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(4)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(5)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)(1)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2024	(outflows)	Realizations(2)	change	impact(3)	2025	AUM(4)
Active:
Equity	$467,163	$(4,958)	$-	$28,395	$13,954	$504,554	$477,528
Fixed income	1,133,874	(3,876)	(1,261)	32,638	22,573	1,183,948	1,155,622
Multi-asset	979,001	1,490	-	52,632	28,334	1,061,457	1,008,530
Private markets	211,974	13,964	(13,475)	(2,481)	5,262	215,244	212,414
Liquid alternatives	76,390	5,102	(29)	4,369	838	86,670	80,773
Active subtotal	2,868,402	11,722	(14,765)	115,553	70,961	3,051,873	2,934,867
ETFs:
Equity	3,106,398	87,064	-	230,091	31,564	3,455,117	3,213,790
Fixed income	985,652	77,390	-	22,432	15,750	1,101,224	1,041,285
Multi-asset	10,734	308	-	665	219	11,926	10,964
Digital assets	55,306	17,493	-	6,746	6	79,551	61,834
Commodities	72,285	10,014	-	18,390	261	100,950	87,909
ETFs subtotal	4,230,375	192,269	-	278,324	47,800	4,748,768	4,415,782
Non-ETF index	3,531,811	(74,849)	-	176,456	123,830	3,757,248	3,577,549
Long-term	$10,630,588	$129,142	$(14,765)	$570,333	$242,591	$11,557,889	$10,928,198

Year-to-Date Component Changes by Private Markets Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2024	(outflows)	Realizations(2)	change	impact(3)	2025	AUM(4)
Private markets:
Infrastructure	$109,606	$7,888	$(6,639)	$(428)	$1,896	$112,323	$108,936
Private equity	36,327	1,969	(4,357)	(518)	322	33,743	36,169
Private credit	32,425	3,581	(1,557)	(165)	1,701	35,985	33,815
Real estate	26,147	(28)	(651)	(1,340)	1,148	25,276	25,839
Multi-alternatives	7,469	554	(271)	(30)	195	7,917	7,655
Total private markets	$211,974	$13,964	$(13,475)	$(2,481)	$5,262	$215,244	$212,414

(1)
Beginning in the first quarter of 2025, BlackRock updated the presentation of the Company's AUM line items. Such line items have been reclassified for 2024 to conform to this new presentation.
(2)
Realizations represent return of capital/return on investments.
(3)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(4)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Product Type(1)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2024	(outflows)(2)	Realizations(2)	Acquisitions(3)	change	impact(4)	2025	AUM(5)
Equity	$5,827,135	$248,804	$-	$-	$735,141	$94,358	$6,905,438	$6,322,151
Fixed income	2,815,884	119,598	(1,261)	-	82,630	70,446	3,087,297	2,966,961
Multi-asset	921,412	43,923	-	-	93,861	17,513	1,076,709	999,938
Alternatives:
Private markets	137,868	20,220	(13,475)	69,875	(3,001)	3,757	215,244	189,552
Liquid alternatives	75,483	5,417	(29)	-	5,429	370	86,670	78,462
Alternatives subtotal	213,351	25,637	(13,504)	69,875	2,428	4,127	301,914	268,014
Digital assets	18,531	40,563	-	-	20,451	6	79,551	46,412
Currency and commodities(6)	71,366	11,458	-	-	23,750	406	106,980	86,004
Long-term	9,867,679	489,983	(14,765)	69,875	958,261	186,856	11,557,889	10,689,480
Cash management	778,042	164,521	-	-	11,154	15,984	969,701	891,281
Total	$10,645,721	$654,504	$(14,765)	$69,875	$969,415	$202,840	$12,527,590	$11,580,761

Year-over-Year Component Changes by Client Type and Product Type (Long-Term)(1)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2024	(outflows)(2)	Realizations(2)	Acquisitions(3)	change	impact(4)	2025	AUM(5)
Retail:
Equity	$490,427	$13,248	$-	$-	$43,194	$10,964	$557,833	$516,634
Fixed income	313,632	8,232	-	-	8,031	3,729	333,624	322,632
Multi-asset	147,719	(723)	-	-	14,970	886	162,852	153,373
Private markets	15,848	1,388	(655)	-	(217)	459	16,823	16,114
Liquid alternatives	23,870	4,468	-	-	1,298	229	29,865	25,942
Retail subtotal	991,496	26,613	(655)	-	67,276	16,267	1,100,997	1,034,695
ETFs:
Equity	2,830,268	242,214	-	-	361,224	21,411	3,455,117	3,115,075
Fixed income	931,217	137,034	-	-	21,917	11,056	1,101,224	1,017,002
Multi-asset	9,204	1,692	-	-	983	47	11,926	10,424
Digital assets	18,531	40,563	-	-	20,451	6	79,551	46,412
Commodities	66,554	10,816	-	-	23,411	169	100,950	80,443
ETFs subtotal	3,855,774	432,319	-	-	427,986	32,689	4,748,768	4,269,356
Institutional:
Active:
Equity	208,177	3,371	-	-	24,095	6,455	242,098	222,821
Fixed income	823,716	434	(1,261)	-	45,887	13,156	881,932	854,758
Multi-asset	761,194	43,194	-	-	77,691	16,542	898,621	832,866
Private markets	122,020	18,832	(12,820)	69,875	(2,784)	3,298	198,421	173,438
Liquid alternatives	51,613	949	(29)	-	4,131	141	56,805	52,520
Active subtotal	1,966,720	66,780	(14,110)	69,875	149,020	39,592	2,277,877	2,136,403
Index	3,053,689	(35,729)	-	-	313,979	98,308	3,430,247	3,249,026
Institutional subtotal	5,020,409	31,051	(14,110)	69,875	462,999	137,900	5,708,124	5,385,429
Long-term	$9,867,679	$489,983	$(14,765)	$69,875	$958,261	$186,856	$11,557,889	$10,689,480

(1)
Beginning in the first quarter of 2025, BlackRock updated the presentation of the Company's AUM line items. Such line items have been reclassified for 2024 to conform to this new presentation.
(2)
Beginning in the first quarter of 2025, BlackRock updated the presentation of net flows to separately disclose realizations, which represent return of capital/return on investments. Realizations have not been recast for 2024.
(3)
Amounts include AUM attributable to the acquisition of Global Infrastructure Management, LLC ("GIP") in October 2024 (the "GIP Transaction").
(4)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(5)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(6)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)(1)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2024	(outflows)(2)	Realizations(2)	Acquisitions(3)	change	impact(4)	2025	AUM(5)
Active:
Equity	$466,518	$(10,283)	$-	$-	$37,115	$11,204	$504,554	$478,604
Fixed income	1,112,578	4,658	(1,261)	-	53,069	14,904	1,183,948	1,150,632
Multi-asset	908,897	42,471	-	-	92,661	17,428	1,061,457	986,223
Private markets	137,868	20,220	(13,475)	69,875	(3,001)	3,757	215,244	189,552
Liquid alternatives	75,483	5,417	(29)	-	5,429	370	86,670	78,462
Active subtotal	2,701,344	62,483	(14,765)	69,875	185,273	47,663	3,051,873	2,883,473
ETFs:
Equity	2,830,268	242,214	-	-	361,224	21,411	3,455,117	3,115,075
Fixed income	931,217	137,034	-	-	21,917	11,056	1,101,224	1,017,002
Multi-asset	9,204	1,692	-	-	983	47	11,926	10,424
Digital assets	18,531	40,563	-	-	20,451	6	79,551	46,412
Commodities	66,554	10,816	-	-	23,411	169	100,950	80,443
ETFs subtotal	3,855,774	432,319	-	-	427,986	32,689	4,748,768	4,269,356
Non-ETF index	3,310,561	(4,819)	-	-	345,002	106,504	3,757,248	3,536,651
Long-term	$9,867,679	$489,983	$(14,765)	$69,875	$958,261	$186,856	$11,557,889	$10,689,480

Year-over-Year Component Changes by Private Markets Product Type (Long-Term)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2024	(outflows)(2)	Realizations(2)	Acquisitions(3)	change	impact(4)	2025	AUM(5)
Private markets:
Infrastructure	$37,294	$11,675	$(6,639)	$69,875	$(1,030)	$1,148	$112,323	$87,054
Private equity	36,117	1,971	(4,357)	-	(230)	242	33,743	35,998
Private credit	30,877	5,811	(1,557)	-	(445)	1,299	35,985	32,812
Real estate	26,147	130	(651)	-	(1,252)	902	25,276	26,136
Multi-alternatives	7,433	633	(271)	-	(44)	166	7,917	7,552
Total private markets	$137,868	$20,220	$(13,475)	$69,875	$(3,001)	$3,757	$215,244	$189,552

(1)
Beginning in the first quarter of 2025, BlackRock updated the presentation of the Company's AUM line items. Such line items have been reclassified for 2024 to conform to this new presentation.
(2)
Beginning in the first quarter of 2025, BlackRock updated the presentation of net flows to separately disclose realizations, which represent return of capital/return on investments. Realizations have not been recast for 2024.
(3)
Amounts include AUM attributable to the GIP Transaction.
(4)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(5)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.

SUMMARY OF REVENUE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2025	2024	Change	2025	Change	2025	2024	Change
Revenue
Investment advisory, administration fees and securities lending revenue(1):
Equity:
Active	$507	$539	$(32)	$518	$(11)	$1,025	$1,055	$(30)
ETFs	1,401	1,250	151	1,349	52	2,750	2,440	310
Equity subtotal	1,908	1,789	119	1,867	41	3,775	3,495	280
Fixed income:
Active	487	481	6	492	(5)	979	965	14
ETFs	366	326	40	352	14	718	653	65
Fixed income subtotal	853	807	46	844	9	1,697	1,618	79
Active multi-asset	312	306	6	313	(1)	625	611	14
Alternatives:
Private markets	499	241	258	535	(36)	1,034	481	553
Liquid alternatives	157	141	16	150	7	307	279	28
Alternatives subtotal	656	382	274	685	(29)	1,341	760	581
Non-ETF index	313	285	28	307	6	620	573	47
Digital assets, commodities and multi-asset ETFs(2)	108	59	49	92	16	200	104	96
Long-term	4,150	3,628	522	4,108	42	8,258	7,161	1,097
Cash management	304	247	57	293	11	597	492	105
Total investment advisory, administration fees and securities lending revenue	4,454	3,875	579	4,401	53	8,855	7,653	1,202
Investment advisory performance fees:
Equity	12	28	(16)	10	2	22	36	(14)
Fixed income	2	5	(3)	12	(10)	14	9	5
Multi-asset	6	11	(5)	4	2	10	13	(3)
Alternatives:
Private markets	39	68	(29)	24	15	63	193	(130)
Liquid alternatives	35	52	(17)	10	25	45	117	(72)
Alternatives subtotal	74	120	(46)	34	40	108	310	(202)
Total investment advisory performance fees	94	164	(70)	60	34	154	368	(214)
Technology services and subscription revenue	499	395	104	436	63	935	772	163
Distribution fees	320	318	2	321	(1)	641	628	13
Advisory and other revenue:
Advisory	13	11	2	14	(1)	27	24	3
Other	43	42	1	44	(1)	87	88	(1)
Total advisory and other revenue	56	53	3	58	(2)	114	112	2
Total revenue	$5,423	$4,805	$618	$5,276	$147	$10,699	$9,533	$1,166

(1)
Beginning in the first quarter of 2025, BlackRock reclassified the presentation of the Company's investment advisory, administration fees and securities lending revenue line items to align with the updated presentation of the Company's AUM line items. Such line items have been reclassified for 2024 to conform to this new presentation. See page 11 of Exhibit 99.2 to the Current Report on Form 8-K furnished on April 11, 2025 for the reclassified presentation of the 2024 investment advisory, administration fees and securities lending revenue line items.
(2)
Amounts include commodity ETFs and ETPs.

Highlights

•
Investment advisory, administration fees and securities lending revenue increased $579 million from the second quarter of 2024, primarily driven by organic base fee growth, the impact of market beta and foreign exchange movements on average AUM, and approximately $240 million of fees related to the GIP Transaction. Securities lending revenue of $171 million increased from $154 million in the second quarter of 2024, primarily reflecting higher average balances of securities on loan.

Investment advisory, administration fees and securities lending revenue increased $53 million from the first quarter of 2025, primarily driven by organic base fee growth, the impact of market beta and foreign exchange movements on average AUM, and the effect of one additional day in the quarter. Securities lending revenue of $171 million increased from $157 million in the first quarter of 2025, primarily reflecting higher spreads.

•
Performance fees decreased $70 million from the second quarter of 2024, primarily reflecting lower revenue from private markets, liquid alternative and long-only products.

Performance fees increased $34 million from the first quarter of 2025, primarily reflecting higher revenue from liquid alternative and private markets products.

•
Technology services and subscription revenue increased $104 million from the second quarter of 2024 and $63 million from the first quarter of 2025, reflecting the sustained demand for Aladdin® technology offerings and revenue from the acquisition of Preqin Holding Limited ("Preqin") in March 2025 (the "Preqin Transaction"), which added approximately $60 million to second quarter revenue. Technology services and subscription annual contract value (“ACV”)(1) increased 32% from the second quarter of 2024 including ACV acquired with the Preqin Transaction, and increased 16% excluding ACV acquired with the Preqin Transaction.

(1)
See note (4) to the condensed consolidated statements of income and supplemental information on page 16 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2025	2024	Change	2025	Change	2025	2024	Change
Operating expense
Employee compensation and benefits	$1,764	$1,503	$261	$1,741	$23	$3,505	$3,083	$422
Sales, asset and account expense:
Distribution and servicing costs	576	539	37	570	6	1,146	1,057	89
Direct fund expense	441	358	83	392	49	833	696	137
Sub-advisory and other	46	32	14	47	(1)	93	64	29
Total sales, asset and account expense	1,063	929	134	1,009	54	2,072	1,817	255
General and administration expense:
Marketing and promotional	93	76	17	97	(4)	190	158	32
Occupancy and office related	120	102	18	114	6	234	203	31
Portfolio services	62	63	(1)	64	(2)	126	129	(3)
Technology	198	157	41	189	9	387	317	70
Professional services	51	64	(13)	73	(22)	124	122	2
Communications	11	9	2	10	1	21	19	2
Foreign exchange remeasurement	4	2	2	(8)	12	(4)	4	(8)
Contingent consideration fair value adjustments	76	1	75	96	(20)	172	(6)	178
Other general and administration	74	60	14	76	(2)	150	117	33
Total general and administration expense	689	534	155	711	(22)	1,400	1,063	337
Restructuring charge	39	-	39	-	39	39	-	39
Amortization of intangible assets	137	39	98	117	20	254	77	177
Total operating expense	$3,692	$3,005	$687	$3,578	$114	$7,270	$6,040	$1,230

Highlights

•
Employee compensation and benefits expense increased $261 million from the second quarter of 2024, primarily reflecting the impact of the GIP and Preqin Transactions, including nonrecurring retention-related deferred compensation expense(1), partially offset by the impact of lower performance fees.

Employee compensation and benefits expense increased $23 million from the first quarter of 2025, primarily reflecting the impact of the Preqin Transaction and higher incentive compensation as a result of higher performance fees, partially offset by higher seasonal payroll taxes in the prior quarter.

•
Sales, asset and account expense increased $134 million from the second quarter of 2024 and $54 million from the first quarter of 2025, driven by higher direct fund expense and distribution and servicing costs, primarily reflecting higher average AUM.
•
General and administration expense increased $155 million from the second quarter of 2024, primarily associated with a higher noncash contingent consideration fair value adjustment(1) in connection with the GIP Transaction and higher technology expense.

General and administration expense decreased $22 million from the first quarter of 2025, primarily associated with lower acquisition-related transaction costs(1) recorded in professional services expense and a lower noncash contingent consideration fair value adjustment(1) in connection with the GIP Transaction, partially offset by a higher impact from foreign exchange remeasurement.

•
Amortization of intangible assets(1) increased $98 million from the second quarter of 2024 and $20 million from the first quarter of 2025, primarily reflecting amortization of intangible assets acquired in the GIP and Preqin Transactions.
•
A restructuring charge(1) of $39 million, comprised of severance and compensation expense for accelerated vesting of previously granted deferred compensation awards, was recorded in the second quarter of 2025 in connection with an initiative to modify our organization to fit more closely with strategic priorities.

(1)
These expenses have been excluded from the Company's "as adjusted" financial results under the expense adjustments for acquisition-related costs and a restructuring charge, as applicable. See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2025	2024	Change	2025	Change	2025	2024	Change
Nonoperating income (expense), GAAP basis	$521	$214	$307	$65	$456	$586	$434	$152
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	72	42	30	5	67	77	92	(15)
Nonoperating income (expense), net of NCI	449	172	277	60	389	509	342	167
Less: Hedge gain (loss) on deferred cash compensation plans(1)	45	7	38	(15)	60	30	38	(8)
Nonoperating income (expense), net of NCI, as adjusted(2)	$404	$165	$239	$75	$329	$479	$304	$175

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2025	2024	Change	2025	Change	2025	2024	Change
Net gain (loss) on investments, net of NCI
Private equity	$25	$15	$10	$48	$(23)	$73	$23	$50
Real assets	1	9	(8)	(2)	3	(1)	6	(7)
Other alternatives(3)	3	10	(7)	9	(6)	12	24	(12)
Other investments(4)	11	34	(23)	(10)	21	1	65	(64)
Hedge gain (loss) on deferred cash compensation plans(1)	45	7	38	(15)	60	30	38	(8)
Subtotal	85	75	10	30	55	115	156	(41)
Other income/gain (expense/loss)(5)	393	45	348	23	370	416	85	331
Total net gain (loss) on investments, net of NCI	478	120	358	53	425	531	241	290
Interest and dividend income	144	178	(34)	173	(29)	317	319	(2)
Interest expense	(173)	(126)	(47)	(166)	(7)	(339)	(218)	(121)
Net interest income (expense)	(29)	52	(81)	7	(36)	(22)	101	(123)
Nonoperating income (expense), net of NCI	449	172	277	60	389	509	342	167
Less: Hedge gain (loss) on deferred cash compensation plans(1)	45	7	38	(15)	60	30	38	(8)
Nonoperating income (expense), net of NCI, as adjusted(2)	$404	$165	$239	$75	$329	$479	$304	$175

(1)
Amounts relate to the gains (losses) from economically hedging certain BlackRock deferred cash compensation plans.
(2)
Management believes nonoperating income (expense), net of NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP, see notes to the condensed consolidated statements of income and supplemental information on pages 14 through 16.
(3)
Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)
Amounts primarily include net gains (losses) related to BlackRock's seed investment portfolio, net of impact of certain hedges.
(5)
Amounts for the three and six months ended June 30, 2025, include nonoperating noncash pre-tax gains in connection with the Company's minority investments in Circle Internet Group, Inc. of approximately $330 million and Scalable Capital Limited of approximately $32 million. In addition, amounts for the three and six months ended June 30, 2025, include nonoperating noncash pre-tax gains in connection with iCapital Network, Inc. of approximately $29 million and $65 million, respectively. The amount for the three and six months ended June 30, 2024 included a noncash pre-tax gain in connection with the acquisition of SpiderRock Advisors, LLC in May 2024 of approximately $19 million. Additional amounts include earnings (losses) from certain equity method minority investments and noncash pre-tax gains (losses) related to the revaluation of certain other minority investments.

summary of INCOME TAX EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2025	2024	Change	2025	Change	2025	2024	Change
Income tax expense	$587	$477	$110	$248	$339	$835	$767	$68
Effective tax rate	26.9%	24.2%	270 bps	14.1%	1,280 bps	21.2%	20.0%	120 bps

Highlights

•
Second quarter 2025 and 2024 effective income tax rate was 26.9% and 24.2%, respectively. First quarter 2025 effective income tax rate of 14.1% included the impact of $149 million of discrete tax benefits related to the realization of capital losses from changes in the Company's organizational structure and a $46 million discrete tax benefit related to stock-based compensation awards that vested in the first quarter.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2025	2024	2025	2025	2024
Operating income, GAAP basis	$1,731	$1,800	$1,698	$3,429	$3,493
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	30	9	(3)	27	36
Amortization of intangible assets (b)	137	39	117	254	77
Acquisition-related compensation costs (b)	76	19	85	161	21
Acquisition-related transaction costs (b)(1)	10	13	39	49	35
Contingent consideration fair value adjustments (b)	76	1	96	172	(6)
Restructuring charge (c)	39	-	-	39	-
Operating income, as adjusted (1)	$2,099	$1,881	$2,032	$4,131	$3,656
Revenue, GAAP basis	$5,423	$4,805	$5,276	$10,699	$9,533
Non-GAAP adjustments:
Distribution fees	(320)	(318)	(321)	(641)	(628)
Investment advisory fees	(256)	(221)	(249)	(505)	(429)
Revenue used for operating margin measurement	$4,847	$4,266	$4,706	$9,553	$8,476
Operating margin, GAAP basis	31.9%	37.5%	32.2%	32.0%	36.6%
Operating margin, as adjusted (1)	43.3%	44.1%	43.2%	43.2%	43.1%

(1)
Amounts included within general and administration expense.

See note (1) to the condensed consolidated statements of income and supplemental information on page 15 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2025	2024	2025	2025	2024
Nonoperating income (expense), GAAP basis	$521	$214	$65	$586	$434
Less: Net income (loss) attributable to NCI	72	42	5	77	92
Nonoperating income (expense), net of NCI	449	172	60	509	342
Less: Hedge gain (loss) on deferred cash compensation plans (a)	45	7	(15)	30	38
Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted (2)	$404	$165	$75	$479	$304

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 15 and 16 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2025	2024	2025	2025	2024
Net income attributable to BlackRock, Inc., GAAP basis	$1,593	$1,495	$1,510	$3,103	$3,068
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	(11)	2	9	(2)	(1)
Amortization of intangible assets (b)	102	29	87	189	57
Acquisition-related compensation costs (b)	57	13	63	120	15
Acquisition-related transaction costs (b)	9	10	29	38	25
Contingent consideration fair value adjustments (b)	97	1	72	169	(4)
Restructuring charge (c)	29	-	-	29	-
Income tax matters	7	-	-	7	(137)
Net income attributable to BlackRock, Inc., as adjusted (3)	$1,883	$1,550	$1,770	$3,653	$3,023
Diluted weighted-average common shares outstanding	156.3	149.7	156.6	156.4	149.9
Diluted earnings per common share, GAAP basis	$10.19	$9.99	$9.64	$19.83	$20.47
Diluted earnings per common share, as adjusted (3)	$12.05	$10.36	$11.30	$23.35	$20.17

(1)
Non-GAAP adjustments, excluding income tax matters, are net of tax.

See note (3) to the condensed consolidated statements of income and supplemental information on page 16 for more information on as adjusted items.

NOTES TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with GAAP; however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP financial measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Computations and reconciliations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•
Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. The Company excludes compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company hedges economically. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the net gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.
(b)
Acquisition-related costs. Acquisition-related costs include adjustments related to amortization of intangible assets, contingent consideration fair value adjustments (primarily associated with noncash contingent consideration) incurred in connection with certain acquisitions and other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation and general and administration expense primarily related to professional services. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.
(c)
Restructuring charge. In the second quarter of 2025, the Company recorded a restructuring charge, comprised of severance and compensation expense for accelerated vesting of previously granted deferred compensation awards, in connection with an initiative to modify our organization to fit more closely with strategic priorities. Management believes excluding the impact of this restructuring charge when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and ongoing operations, and enhances comparability among periods presented.
•
Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. In addition, the non-GAAP adjustment in the second quarter of 2025 related to contingent consideration fair value adjustments includes a tax impact associated with the deductibility of contingent consideration. In addition, the amount for income tax matters in 2024 included a discrete tax benefit of $137 million recognized in connection with the reorganization and establishment of a more efficient global intellectual property and technology platform and corporate structure. This discrete tax benefit has been excluded from as adjusted results due to the nonrecurring nature of the intellectual property reorganization.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services and subscription's ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services and subscription revenue over time, as it is linked to the net new business in technology and subscription services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we have received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of GIP, Preqin and HPS Investment Partners (collectively, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) the failure to effectively manage the development and use of artificial intelligence; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) increasing focus from stakeholders regarding environmental and social-related matters; (18) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including the Middle East conflicts, wars, global trade tensions, tariffs, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (19) climate-related risks to BlackRock’s business, products, operations and clients; (20) the ability to attract, train and retain highly qualified professionals; (21) fluctuations in the carrying value of BlackRock’s economic investments; (22) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (23) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (24) the failure by key third-party providers to fulfill their obligations to BlackRock; (25) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (26) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (27) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (28) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2025 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2025. The performance data does not include accounts terminated prior to June 30, 2025 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2025 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.